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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 12, 2004

                              MKS Instruments, Inc.
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               (Exact name of registrant as specified in charter)

       Massachusetts                 0-23621                 04-2277512
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(State or other jurisdiction of    (Commission              (IRS Employer
       incorporation)              File Number)           Identification No.)


Six Shattuck Road, Andover, Massachusetts                       01810
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(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (978) 975-2350


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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On January 12, 2004, Gas Research Institute ("GRI") brought suit in federal district court in Illinois against MKS Instruments, Inc. ("MKS"), On-Line Technologies, Inc., which was acquired by MKS in April 2001, and another defendant for breach of contract, misappropriation of trade secrets and related claims relating to certain infra-red gas analysis technology allegedly developed under a January 1995 Contract for Research and incorporated into certain of MKS' products. GRI has made claims for unspecified damages, attorney's fees and injunctive relief. MKS is currently evaluating the merits of the claims. MKS cannot be certain of the outcome of this litigation, but plans to oppose the claims against MKS vigorously.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 15, 2004                          MKS Instruments, Inc.


                                                By:  /s/ Ronald C. Weigner
                                                   -----------------------------
                                                     Ronald C. Weigner,
                                                     Vice President & Chief
                                                      Financial Officer